AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT I
GROUP IMMEDIATE VARIABLE ANNUITY CONTRACT
SUPPLEMENT DATED NOVEMBER 30, 2004
TO
PROSPECTUS
DATED MAY 3, 2004

          Effective November 30, 2004, AIG Life Insurance Company is amending its Contract prospectus for the sole purpose of describing a change in the availability of Vanguard® Health Care Fund and Vanguard® Total International Stock Index Fund (collectively referred to as the "Funds") as investment options under the Contracts.

          Beginning December 1, 2004, the Funds will no longer be offered as investment options under the Contracts.

          If you have any questions, please contact our Administrative Center at 1-877-299-1724.